SECURED DEMAND
PROMISSORY NOTE

US$50,000

April 15, 2002

FOR VALUE RECEIVED, ROLLTECH, INC. (the "Borrower"), a Nevada corporation with offices at 15411 N.E. 95th Street, Redmond, Washington, U.S.A., promises to pay to the order of TALY KEREN (the "Lender"), ON DEMAND, at Suite 811, 938 Howe Street, Vancouver, British Columbia, Canada, the sum of FIFTY THOUSAND DOLLARS ($50,000) of lawful money of the United States of America (the "Principal Sum") together with simple interest thereon as herein provided.

1. The Principal Sum shall bear interest at 15% per annum both before and after each of maturity, default and judgment. It is the intention of the Borrower and the Lender to conform strictly to any applicable usury laws and any laws prohibiting a criminal rate of interest. Accordingly, nothing herein shall be construed in such manner as shall result in the Lender having been deemed to have contracted for or charged interest in excess of the maximum lawful interest rate.

2. The Borrower may, at any time and from time to time, prepay all or any part of the amount owing hereunder without notice, penalty or bonus.

3. The Borrower hereby waives demand and presentment for payment, notice of non-payment, protest and notice of protest of this Note and agrees to pay and completely indemnify the Lender for all costs and expenses (including legal fees and costs) paid or incurred in collecting any monies due hereunder.

4. Extension of time of payment of all or any part of the amount owing hereunder at any time or times and failure of the Lender to enforce any of their rights or remedies hereunder shall not release the Borrower from its obligations hereunder or constitute a waiver of the rights of the Lender to enforce any rights and remedies thereafter.

5. As security for the payment of the principal and interest under this Note, the Borrower hereby grants a security interest on all of the Borrower's present and after acquired personal property and a floating charge over all of its present and after acquired real property, in accordance with and subject to the provisions of this Note. The security constituted under this Note is general and continuing security for the repayment of all debts, liabilities and performance of all obligations of the Borrower, present and future, absolute or contingent, direct or indirect, matured or not, extended or renewed pursuant to the terms of the Note. It is hereby declared that until the security of this Note is enforced, as provided hereunder, the creation and existence of the security interest shall in no way hinder or prevent the Borrower from:

(a) borrowing upon the security of its book debts, inventory or other property of the Borrower as may from time to time be necessary in the ordinary course of its business and for the purpose of carrying on or extending the same;

(b) pledging, assigning or giving security on its assets to its bankers;

(c) pledging, assigning or giving security on its assets to any director, officer or shareholder of the Borrower in connection with a loan, provided that the aggregate amount of all such loans (other than the loan evidenced by this Note) does not exceed $500,000; or

(d) assuming or granting any obligations, mortgage or charge on any property acquired after the date hereof, to secure the whole or any part of the purchase price to be paid for such property.

6. Except as otherwise agreed in writing by the Lender, the security interests created hereby will attach, in the case of after acquired property forming part of the collateral, upon the Borrower obtaining rights in such property and, in all other cases, upon the execution of this Note.

7. The security hereby granted will not extend or apply to, and the collateral will not include:

(a) the last day of any term created by any lease or agreement therefor (but the Borrower will stand possessed of the reversion thereof remaining upon trust for the Lender to assign or dispose thereof as the Lender may direct); or

(b) any lease or other agreement requiring the consent or approval of the lessor or other party thereto to the security hereby granted, unless and until such consent or approval has been obtained.

8. The Borrower hereby authorizes the Lender to file such financing statements and other documents and to do such acts, matters and things as the Lender may deem appropriate to perfect and continue the security constituted hereby, to protect and preserve the property charged hereunder and to realize upon the security constituted hereby; and the Borrower hereby irrevocably constitutes and appoints the Lender the true and lawful attorney of the Borrower, with full power of substitution, to do any of the foregoing in the name of the Borrower whenever and wherever it may be deemed necessary or expedient by the Lender.

9. If the Borrower fails to perform any of its obligations hereunder, then the Lender may, but is not obliged to, perform any or all of such obligations without prejudice to any other rights and remedies of the Lender hereunder; and any payments made and any costs, charges and expenses incurred in connection therewith will be payable by the Borrower to the Lender on demand.

10. The Borrower shall not, without the prior written consent of the Lender:

(a) except as permitted under clause 5(a), 5(b), 5(c) or 5(d), grant any mortgage or create any charge, lien or encumbrance on its property subject to the charge hereby granted which is capable of ranking in priority to or pari passu with the security constituted under this Note; or

(b) sell or dispose of any of the property subject to the charge hereby granted otherwise than in the ordinary course of its business.

11. The principal money hereby secured and accrued interest shall immediately become due and payable and the security hereby constituted shall become enforceable:

(a) upon demand; or

(b) if the Borrower defaults in the observance or performance of any term, covenant or condition contained in this Note and such default is not remedied within fifteen (15) business days after service on the Borrower by the Lender of a notice in writing requiring that such default be remedied;

(c) if the Borrower becomes bankrupt or insolvent or goes into liquidation, either voluntarily or under any order of a court of a competent jurisdiction, or makes a general assignment for the benefit of its creditors, or otherwise acknowledges its insolvency;

(d) the Borrower ceases or threatens to cease to carry on business;

(e) a receiver, receiver and manager or receiver-manager of any property, assets or undertaking of the Borrower is appointed;

(f) any execution, sequestration or other process of any kind becomes enforceable against the Borrower, or a distress or analogous process is levied upon any property or asset of the Borrower;

(g) the Borrower defaults in or under any obligation or agreement, other than this Note, which requires payment by the Borrower of any amount in excess of Fifty Thousand Dollars in the lawful money of the United States of America (US$50,000);

(h) the holder of any encumbrance against any property or asset of the Borrower does anything to enforce or realize on such encumbrance;

(i) the Borrower permits any sum which has been admitted as due and payable by it, or which is not disputed to be due and payable by it, to remain unpaid for 90 days after legal proceedings have been taken to compel payment thereof;

(j) the Borrower loses its certificate of incorporation by expropriation, forfeiture or otherwise; or

(k) the Lender in good faith believes, and has commercially reasonable grounds to believe, that the prospect of payment or performance of any of the obligations of the Borrower is impaired.

12. The Lender may, at any time after the security hereby constituted becomes enforceable, and while such money remains unpaid, take any action permitted by law or in equity as it may deem expedient.

13. Any notice required or permitted to be given to any of the parties to this Note will be in writing and may be given by prepaid registered mail, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other party, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

14. This Note shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States of America applicable therein.

IN WITNESS WHEREOF the Borrower has made this Note as of the date first above written.

ROLLTECH, INC. Per: /s/ Dr. Michael Scheglov Authorized Signatory

EXECUTED BY TALY KEREN in the presence of: /s/ Jim Stanley Signature Jim Stanley Print Name 4320 196th SW #B141 Address Lynnwood, WA 98036 Chief Operating Officer Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	ACCEPTED AND SIGNED BY THE LENDER: /s/ Taly Keren TALY KEREN